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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 14, 2005

                        NOBEL LEARNING COMMUNITIES, INC.
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             (Exact name of Registrant as specified in its charter)

            Delaware                  1-10031               22-2465204
 (State or other jurisdiction of    (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)       Identification No.)

1615 West Chester Pike, Suite 200, West Chester, PA         19382-6223
     (Address of principal executive offices)               (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (484) 947-2000


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On November 14, 2005, the Registrant issued a press release announcing its financial results for the first quarter of fiscal year 2006. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)     Exhibits

Number     Description of Document
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99.1 Press Release dated November 14, 2005 announcing the Registrant's reporting of its financial results for the first quarter of fiscal year 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Nobel Learning Communities, Inc.
                                   (Registrant)

November 14, 2005                  By:     /s/  George H. Bernstein
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                                   Name:   George H. Bernstein
                                   Title:  President and Chief Executive Officer